                                                                    Exhibit 99.7

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Class M-2

with Forward Libor FAILING TRIGGERS
To Maturity

----------------------------------------------------------------------------------------
Scenario                 1.0 x Default          1.5 x Default          2.0 x Default
----------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                    100%
Severity                              100%                   100%                    100%
LIBOR                             Forward                Forward                 Forward
Price                                 100%                   100%                    100%
Yield                                5.64                   5.92                   (0.74)
WAL                                  9.62                  12.50                   10.39
Mod Durn                             7.58                   8.96                    9.75
Principal Writedown             0.00(0.00%)    1,449,482.16(2.76%)   36,602,236.56(69.72%)
Total Collat Loss     102,131,284.41(6.81%)  146,404,924.67(9.76%)  186,905,095.80(12.46%)
----------------------------------------------------------------------------------------

with Forward Libor PASSING TRIGGERS
To Maturity

----------------------------------------------------------------------------------------
Scenario                 1.0 x Default          1.5 x Default          2.0 x Default
----------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                    100%
Severity                              100%                   100%                    100%
LIBOR                             Forward                Forward                 Forward
Price                                 100%                   100%                    100%
Yield                                4.85                   4.18                   (6.05)
WAL                                  5.65                   5.84                    6.76
Mod Durn                             4.85                   4.72                    5.05
Principal Writedown             0.00(0.00%)    3,603,483.75(6.86%)   31,993,725.49(60.94%)
Total Collat Loss     102,131,284.41(6.81%)  146,404,924.67(9.76%)  186,905,095.80(12.46%)
----------------------------------------------------------------------------------------

with Forward Libor FAILING TRIGGERS
To Maturity

---------------------------------------------------------------------------------------
Scenario                     Forward          Forward + 200 bps      Forward + 300 bps
---------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                   100%
Severity                              100%                   100%                   100%
Default Curve                         1.0X                   1.0X                   1.0X
Price                                 100%                   100%                   100%
Yield                                5.64                   7.55                   8.44
WAL                                  9.62                  10.84                  12.52
Mod Durn                             7.58                   7.49                   7.74
Principal Writedown             0.00(0.00%)            0.00(0.00%)            0.00(0.00%)
Total Collat Loss     102,131,284.41(6.81%)  102,488,013.54(6.83%)  102,597,005.36(6.84%)
---------------------------------------------------------------------------------------

---------------------------------------------------------------
Scenario               Forward + 315 bps     Forward + 350 bps
---------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                  100%
Severity                              100%                  100%
Default Curve                         1.0X                  1.0X
Price                                 100%                  100%
Yield                                8.55                  8.19
WAL                                 13.12                 13.36
Mod Durn                             7.83                  7.75
Principal Writedown       305,355.99(0.58%)  6,923,076.67(13.19%)
Total Collat Loss     102,608,860.81(6.84%)  02,630,808.97(6.84%)
---------------------------------------------------------------

with Forward Libor PASSING TRIGGERS
To Maturity

---------------------------------------------------------------------------------------
Scenario                   Forward            Forward + 150 bps      Forward + 200 bps
---------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                   100%
Severity                              100%                   100%                   100%
Default Curve                         1.0X                   1.0X                   1.0X
Price                                 100%                   100%                   100%
Yield                                4.85                   6.27                   6.67
WAL                                  5.65                   5.95                   5.99
Mod Durn                             4.85                   4.70                   4.59
Principal Writedown             0.00(0.00%)      227,390.38(0.43%)      790,987.43(1.51%)
Total Collat Loss     102,131,284.41(6.81%)  102,409,575.21(6.83%)  102,488,013.54(6.83%)
---------------------------------------------------------------------------------------

----------------------------------------------------------------
Scenario               Forward + 210 bps      Forward + 225 bps
----------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%
Severity                              100%                   100%
Default Curve                         1.0X                   1.0X
Price                                 100%                   100%
Yield                                6.74                   6.85
WAL                                  5.99                   6.00
Mod Durn                             4.57                   4.53
Principal Writedown       903,483.23(1.72%)    1,100,912.44(2.10%)
Total Collat Loss     102,501,636.94(6.83%)  102,520,300.34(6.83%)
----------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Preliminary Excess Spread assuming No Losses
May 22, 2003

Based on May 22, 2003 forward LIBOR curves run at 100% PPC to call

                     -------------------------
                              2003-2
                     -------------------------
Period               Forward       Forward
Total       Date      Libor    Libor + 200 bps
------   ---------   -------   ---------------
   0     26-Jun-03
   1     25-Jul-03    2.568%        2.568%
   2     25-Aug-03    3.965%        3.141%
   3     25-Sep-03    3.970%        3.170%
   4     25-Oct-03    4.080%        3.306%
   5     25-Nov-03    3.979%        3.231%
   6     25-Dec-03    4.104%        3.385%
   7     25-Jan-04    3.938%        3.249%
   8     25-Feb-04    3.893%        3.235%
   9     25-Mar-04    4.232%        3.606%
  10     25-Apr-04    3.855%        3.264%
  11     25-May-04    3.982%        3.426%
  12     25-Jun-04    3.823%        3.305%
  13     25-Jul-04    3.961%        3.481%
  14     25-Aug-04    3.766%        3.325%
  15     25-Sep-04    3.739%        3.337%
  16     25-Oct-04    3.841%        3.480%
  17     25-Nov-04    3.671%        3.352%
  18     25-Dec-04    3.788%        3.512%
  19     25-Jan-05    3.625%        3.393%
  20     25-Feb-05    3.604%        3.416%
  21     25-Mar-05    4.053%        3.645%
  22     25-Apr-05    3.486%        2.844%
  23     25-May-05    3.594%        2.705%
  24     25-Jun-05    3.494%        2.773%
  25     25-Jul-05    3.829%        3.487%
  26     25-Aug-05    3.709%        3.609%
  27     25-Sep-05    3.685%        3.602%
  28     25-Oct-05    3.765%        3.736%
  29     25-Nov-05    3.571%        3.525%
  30     25-Dec-05    3.804%        3.815%
  31     25-Jan-06    3.678%        3.677%
  32     25-Feb-06    3.673%        3.702%
  33     25-Mar-06    4.249%        4.196%
  34     25-Apr-06    3.411%        3.039%
  35     25-May-06    3.565%        3.013%
  36     25-Jun-06    3.241%        2.381%
  37     25-Jul-06    3.563%        2.752%
  38     25-Aug-06    3.312%        2.465%
  39     25-Sep-06    3.332%        2.481%
  40     25-Oct-06    3.389%        2.571%
  41     25-Nov-06    3.189%        2.331%
  42     25-Dec-06    3.408%        2.599%
  43     25-Jan-07    3.249%        2.406%
  44     25-Feb-07    3.192%        2.354%
  45     25-Mar-07    3.983%        3.260%
  46     25-Apr-07    3.011%        2.166%
  47     25-May-07    3.304%        2.491%
  48     25-Jun-07    3.033%        2.180%
  49     25-Jul-07    3.364%        2.545%
  50     25-Aug-07    3.058%        2.200%
  51     25-Sep-07    3.078%        2.216%
  52     25-Oct-07    3.122%        2.292%
  53     25-Nov-07    2.935%        2.066%

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Preliminary Excess Spread assuming No Losses
May 22, 2003

Based on May 22, 2003 forward LIBOR curves run at 100% PPC to call

                     -------------------------
                              2003-2
                     -------------------------
Period               Forward       Forward
Total       Date      Libor    Libor + 200 bps
------   ---------   -------   ---------------
  54     25-Dec-07    3.148%        2.311%
  55     25-Jan-08    2.990%        2.114%
  56     25-Feb-08    2.925%        2.045%
  57     25-Mar-08    3.465%        2.656%
  58     25-Apr-08    2.732%        1.846%
  59     25-May-08    3.048%        2.193%
  60     25-Jun-08    2.756%        1.863%
  61     25-Jul-08    3.103%        2.242%
  62     25-Aug-08    2.778%        1.879%
  63     25-Sep-08    2.807%        1.904%
  64     25-Oct-08    2.838%        1.967%
  65     25-Nov-08    2.661%        1.752%
  66     25-Dec-08    2.868%        1.989%
  67     25-Jan-09    2.712%        1.796%
  68     25-Feb-09    2.645%        1.725%
  69     25-Mar-09    3.518%        2.706%
  70     25-Apr-09    2.478%        1.554%
  71     25-May-09    2.836%        1.943%
  72     25-Jun-09    2.528%        1.599%
  73     25-Jul-09    2.897%        2.001%
  74     25-Aug-09    2.573%        1.641%
  75     25-Sep-09    2.637%        1.703%
  76     25-Oct-09    2.682%        1.779%
  77     25-Nov-09    2.541%        1.603%
  78     25-Dec-09    2.741%        1.834%
  79     25-Jan-10    2.599%        1.657%
  80     25-Feb-10    2.532%        1.588%
  81     25-Mar-10    3.437%        2.597%
  82     25-Apr-10    2.394%        1.446%
  83     25-May-10    2.780%        1.864%
  84     25-Jun-10    2.462%        1.512%
  85     25-Jul-10    2.844%        1.924%
  86     25-Aug-10    2.519%        1.566%
  87     25-Sep-10    2.599%        1.644%
  88     25-Oct-10    2.639%        1.715%
  89     25-Nov-10    2.512%        1.554%
  90     25-Dec-10    2.710%        1.783%
  91     25-Jan-11    2.577%        1.617%
  92     25-Feb-11    2.506%        1.545%
  93     25-Mar-11    3.411%        2.550%
  94     25-Apr-11    2.346%        1.383%
  95     25-May-11    2.729%        1.796%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Class M-2

with Forward Libor failing triggers
to Maturity

2003-2

-------------------------------------------------------------------------------------------------
Scenario                       Base Default       125% Base Default Ramp   150% Base Default Ramp
-------------------------------------------------------------------------------------------------
CPR (PPC-voluntary)
   Fixed                                20 HEP                  20 HEP                   20 HEP
   Arm                                  25 CPR                  25 CPR                   25 CPR
Severity, with 12 Mo. Lag                   40%                     40%                      40%
LIBOR                                  Forward                 Forward                  Forward
Servicer Advances                           No                      No                       No
Default Distribution               As Provided             As Provided              As Provided
WAL                                      10.08                   11.19                    13.08
Mod Durn                                  7.97                    8.56                     9.28
Principal Writedown                  0.00(0.00%)             0.00(0.00%)     6,460,226.65(12.31%)
Total Collat Loss           93,785,729.51(6.25%)   113,577,219.30(7.57%)    132,140,205.45(8.81%)
-------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates

                    NovaStar 2003-2 Prepayment Penalty Terms

-------------------------------------------------------------------------
                                                               Percent of
                                                 Aggregate      Aggregate
                                    Number       Principal      Principal
Prepayment Penalty Term (Months)   of Loans       Balance        Balance
-------------------------------------------------------------------------
0                                    1,205    162,328,963.30      21.06
-------------------------------------------------------------------------
12                                      19      3,528,748.42       0.46
-------------------------------------------------------------------------
24                                   1,955    300,447,036.92      38.98
-------------------------------------------------------------------------
36                                     849    125,216,732.78      16.24
-------------------------------------------------------------------------
60                                   1,350    179,335,759.69      23.26
-------------------------------------------------------------------------
Total:                               5,378    770,857,241.11     100.00
-------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar_2003-2-Class A-1

100% PPC
To Maturity

Period      Date        Principal         Interest         Cash Flow           Balance        Princ Writedown
------   ---------   ----------------   -------------   ----------------   ----------------   ---------------
 Total               1,000,000,000.00   53,044,241.39   1,053,044,241.39                             0
    0    12-Jun-03                  0               0                  0   1,000,000,000.00          0
    1    25-Jul-03      17,386,183.24    1,946,944.44      19,333,127.69     982,613,816.76          0
    2    25-Aug-03      22,693,889.94    1,379,207.67      24,073,097.62     959,919,926.81          0
    3    25-Sep-03      22,753,865.51    1,347,354.28      24,101,219.79     937,166,061.30          0
    4    25-Oct-03      22,830,327.51    1,272,983.90      24,103,311.41     914,335,733.79          0
    5    25-Nov-03      22,919,666.51    1,283,371.80      24,203,038.31     891,416,067.28          0
    6    25-Dec-03      23,018,191.10    1,210,840.16      24,229,031.26     868,397,876.17          0
    7    25-Jan-04      23,122,263.12    1,218,892.91      24,341,156.03     845,275,613.05          0
    8    25-Feb-04      23,228,112.05    1,186,438.24      24,414,550.29     822,047,501.00          0
    9    25-Mar-04      23,332,028.12    1,079,394.04      24,411,422.16     798,715,472.88          0
   10    25-Apr-04      23,078,730.03    1,121,085.91      24,199,815.94     775,636,742.85          0
   11    25-May-04      22,659,251.63    1,053,573.24      23,712,824.87     752,977,491.22          0
   12    25-Jun-04      22,088,046.75    1,056,887.57      23,144,934.32     730,889,444.47          0
   13    25-Jul-04      21,531,472.70      992,791.50      22,524,264.20     709,357,971.77          0
   14    25-Aug-04      20,989,149.36      995,662.73      21,984,812.09     688,368,822.41          0
   15    25-Sep-04      20,460,706.58      966,202.13      21,426,908.71     667,908,115.82          0
   16    25-Oct-04      19,945,783.95      907,241.86      20,853,025.81     647,962,331.87          0
   17    25-Nov-04      19,444,030.52      909,487.13      20,353,517.64     628,518,301.35          0
   18    25-Dec-04      18,955,104.54      853,737.36      19,808,841.90     609,563,196.81          0
   19    25-Jan-05      18,478,673.27      855,589.68      19,334,262.95     591,084,523.54          0
   20    25-Feb-05      18,014,412.67      829,652.80      18,844,065.48     573,070,110.87          0
   21    25-Mar-05      17,562,007.23      726,525.55      18,288,532.78     555,508,103.64          0
   22    25-Apr-05      17,121,149.70      779,717.35      17,900,867.05     538,386,953.94          0
   23    25-May-05      16,691,540.89      731,308.95      17,422,849.84     521,695,413.05          0
   24    25-Jun-05      16,272,889.47      732,257.48      17,005,146.95     505,422,523.58          0
   25    25-Jul-05      15,864,911.73      686,532.26      16,551,443.99     489,557,611.84          0
   26    25-Aug-05      15,467,331.41      687,148.50      16,154,479.92     474,090,280.43          0
   27    25-Sep-05      15,079,879.49      665,438.39      15,745,317.87     459,010,400.94          0
   28    25-Oct-05      14,702,293.98      623,489.13      15,325,783.11     444,308,106.96          0
   29    25-Nov-05      14,334,319.77      623,635.80      14,957,955.56     429,973,787.19          0
   30    25-Dec-05      13,975,708.42      584,047.73      14,559,756.15     415,998,078.77          0
   31    25-Jan-06      13,626,218.00      583,899.53      14,210,117.52     402,371,860.77          0
   32    25-Feb-06      13,285,612.90      564,773.61      13,850,386.52     389,086,247.87          0
   33    25-Mar-06      12,953,663.70      493,274.90      13,446,938.60     376,132,584.17          0
   34    25-Apr-06      12,630,146.95      527,943.87      13,158,090.82     363,502,437.23          0
   35    25-May-06      12,314,845.05      493,757.48      12,808,602.53     351,187,592.18          0
   36    25-Jun-06      12,007,546.11      492,930.81      12,500,476.92     339,180,046.06          0
   37    25-Jul-06                  0      460,719.56         460,719.56     339,180,046.06          0
   38    25-Aug-06                  0      476,076.88         476,076.88     339,180,046.06          0
   39    25-Sep-06       3,801,263.03      476,076.88       4,277,339.91     335,378,783.04          0
   40    25-Oct-06       8,249,292.77      455,556.18       8,704,848.95     327,129,490.26          0

   41    25-Nov-06       8,043,884.58      459,162.59       8,503,047.16     319,085,605.69          0
   42    25-Dec-06       7,843,676.94      433,424.61       8,277,101.55     311,241,928.75          0
   43    25-Jan-07       7,648,536.05      436,862.63       8,085,398.68     303,593,392.70          0
   44    25-Feb-07       7,458,331.58      426,127.06       7,884,458.64     296,135,061.12          0
   45    25-Mar-07       7,272,936.59      375,433.45       7,648,370.04     288,862,124.53          0
   46    25-Apr-07       7,092,227.48      405,450.09       7,497,677.57     281,769,897.05          0
   47    25-May-07       6,916,083.84      382,737.44       7,298,821.28     274,853,813.21          0
   48    25-Jun-07       6,744,388.41      385,787.87       7,130,176.28     268,109,424.80          0
   49    25-Jul-07       6,577,026.99      364,181.97       6,941,208.96     261,532,397.81          0
   50    25-Aug-07       6,413,888.34      367,089.78       6,780,978.12     255,118,509.47          0
   51    25-Sep-07       6,254,864.14      358,087.17       6,612,951.31     248,863,645.33          0
   52    25-Oct-07       6,099,848.85      338,039.78       6,437,888.64     242,763,796.48          0
   53    25-Nov-07       5,948,739.71      340,745.96       6,289,485.68     236,815,056.77          0
   54    25-Dec-07       5,801,436.63      321,673.79       6,123,110.41     231,013,620.14          0
   55    25-Jan-08       5,657,842.09      324,253.28       5,982,095.37     225,355,778.05          0
   56    25-Feb-08       5,517,861.15      316,311.87       5,834,173.02     219,837,916.90          0
   57    25-Mar-08       5,381,401.30      288,659.40       5,670,060.70     214,456,515.60          0
   58    25-Apr-08       5,248,372.46      301,013.55       5,549,386.00     209,208,143.15          0
   59    25-May-08       5,118,686.86      284,174.39       5,402,861.26     204,089,456.28          0
   60    25-Jun-08       4,992,259.05      286,462.23       5,278,721.28     199,097,197.23          0
   61    25-Jul-08       4,869,005.75      270,440.36       5,139,446.11     194,228,191.48          0
   62    25-Aug-08       4,748,845.88      272,620.85       5,021,466.73     189,479,345.60          0
   63    25-Sep-08       4,631,700.44      265,955.31       4,897,655.76     184,847,645.15          0
   64    25-Oct-08       4,517,492.49      251,084.72       4,768,577.21     180,330,152.66          0
   65    25-Nov-08       4,406,147.07      253,113.41       4,659,260.48     175,924,005.59          0
   66    25-Dec-08       4,297,591.18      238,963.44       4,536,554.62     171,626,414.42          0
   67    25-Jan-09       4,191,753.69      240,896.74       4,432,650.44     167,434,660.72          0
   68    25-Feb-09       4,088,565.34      235,013.15       4,323,578.49     163,346,095.38          0
   69    25-Mar-09       3,987,958.64      207,086.55       4,195,045.19     159,358,136.74          0
   70    25-Apr-09       3,889,867.85      223,676.85       4,113,544.70     155,468,268.90          0
   71    25-May-09       3,794,228.93      211,177.73       4,005,406.66     151,674,039.97          0
   72    25-Jun-09       3,700,979.51      212,891.37       3,913,870.88     147,973,060.45          0
   73    25-Jul-09       3,610,058.82      200,996.74       3,811,055.56     144,363,001.64          0
   74    25-Aug-09       3,521,407.65      202,629.51       3,724,037.16     140,841,593.99          0
   75    25-Sep-09       3,434,968.35      197,686.83       3,632,655.17     137,406,625.64          0
   76    25-Oct-09       3,350,684.72      186,644.00       3,537,328.72     134,055,940.92          0
   77    25-Nov-09       3,268,502.05      188,162.41       3,456,664.45     130,787,438.88          0
   78    25-Dec-09       3,188,367.01      177,652.94       3,366,019.94     127,599,071.87          0
   79    25-Jan-10       3,110,227.66      179,099.48       3,289,327.13     124,488,844.21          0
   80    25-Feb-10       3,034,033.40      174,733.92       3,208,767.32     121,454,810.81          0
   81    25-Mar-10       2,959,734.93      153,977.71       3,113,712.64     118,495,075.88          0
   82    25-Apr-10       2,887,284.23      166,321.01       3,053,605.23     115,607,791.65          0
   83    25-May-10       2,816,634.50      157,033.92       2,973,668.42     112,791,157.15          0
   84    25-Jun-10       2,747,740.16      158,314.92       2,906,055.08     110,043,417.00          0
   85    25-Jul-10       2,680,556.79      149,475.64       2,830,032.43     107,362,860.20          0
   86    25-Aug-10       2,615,041.13      150,695.70       2,765,736.83     104,747,819.07          0
   87    25-Sep-10       2,551,151.02      147,025.20       2,698,176.22     102,196,668.05          0
   88    25-Oct-10       2,488,845.38      138,817.14       2,627,662.53      99,707,822.67          0
   89    25-Nov-10       2,428,084.21      139,951.01       2,568,035.22      97,279,738.46          0

   90    25-Dec-10       2,368,828.50      132,138.31       2,500,966.81      94,910,909.96          0
   91    25-Jan-11       2,311,040.28      133,218.01       2,444,258.29      92,599,869.68          0
   92    25-Feb-11       2,254,682.52      129,974.21       2,384,656.73      90,345,187.15          0
   93    25-Mar-11       2,199,719.18      114,537.62       2,314,256.80      88,145,467.98          0
   94    25-Apr-11       2,146,115.10      123,721.96       2,269,837.06      85,999,352.88          0
   95    25-May-11       2,093,836.06      139,032.29       2,232,868.34      83,905,516.82          0
   96    25-Jun-11       2,042,848.69      140,168.83       2,183,017.51      81,862,668.13          0
   97    25-Jul-11       1,993,120.49      132,344.65       2,125,465.13      79,869,547.64          0
   98    25-Aug-11       1,944,619.79      133,426.52       2,078,046.30      77,924,927.86          0
   99    25-Sep-11       1,897,315.72      130,177.92       2,027,493.64      76,027,612.13          0
  100    25-Oct-11       1,851,178.23      122,911.31       1,974,089.53      74,176,433.91          0
  101    25-Nov-11       1,806,178.00      123,915.85       1,930,093.85      72,370,255.91          0
  102    25-Dec-11       1,762,286.48      116,998.58       1,879,285.06      70,607,969.43          0
  103    25-Jan-12       1,719,475.85      117,954.54       1,837,430.39      68,888,493.58          0
  104    25-Feb-12       1,677,719.00      115,082.06       1,792,801.06      67,210,774.58          0
  105    25-Mar-12       1,636,989.51      105,035.50       1,742,025.02      65,573,785.07          0
  106    25-Apr-12       1,597,261.64      109,544.65       1,706,806.29      63,976,523.43          0
  107    25-May-12       1,558,510.29      103,428.71       1,661,939.00      62,418,013.14          0
  108    25-Jun-12       1,520,711.03      104,272.76       1,624,983.78      60,897,302.12          0
  109    25-Jul-12       1,483,840.01       98,450.64       1,582,290.65      59,413,462.10          0
  110    25-Aug-12       1,447,874.04       99,253.49       1,547,127.53      57,965,588.06          0
  111    25-Sep-12       1,412,790.48       96,834.74       1,509,625.22      56,552,797.58          0
  112    25-Oct-12       1,378,567.29       91,427.02       1,469,994.31      55,174,230.29          0
  113    25-Nov-12       1,345,182.97       92,171.62       1,437,354.59      53,829,047.32          0
  114    25-Dec-12       1,312,616.59       87,023.63       1,399,640.21      52,516,430.73          0
  115    25-Jan-13       1,280,847.73       87,731.62       1,368,579.34      51,235,583.00          0
  116    25-Feb-13       1,249,856.51       85,591.89       1,335,448.40      49,985,726.49          0
  117    25-Mar-13       1,219,623.54       75,422.91       1,295,046.45      48,766,102.95          0
  118    25-Apr-13       1,190,129.93       81,466.48       1,271,596.42      47,575,973.02          0
  119    25-May-13       1,161,357.27       76,914.49       1,238,271.76      46,414,615.74          0
  120    25-Jun-13       1,132,690.41       77,538.19       1,210,228.60      45,281,925.33          0
  121    25-Jul-13       1,105,036.89       73,205.78       1,178,242.67      44,176,888.44          0
  122    25-Aug-13       1,078,076.55       73,799.95       1,151,876.50      43,098,811.89          0
  123    25-Sep-13       1,052,048.30       71,998.96       1,124,047.26      42,046,763.59          0
  124    25-Oct-13       1,026,654.84       67,975.60       1,094,630.45      41,020,108.75          0
  125    25-Nov-13       1,001,880.43       68,526.37       1,070,406.80      40,018,228.31          0
  126    25-Dec-13         977,709.70       64,696.14       1,042,405.83      39,040,518.62          0
  127    25-Jan-14         954,127.66       65,219.36       1,019,347.01      38,086,390.96          0
  128    25-Feb-14         931,119.72       63,625.43         994,745.15      37,155,271.25          0
  129    25-Mar-14         908,671.65       56,063.18         964,734.83      36,246,599.60          0
  130    25-Apr-14         886,769.58       60,551.96         947,321.54      35,359,830.01          0
  131    25-May-14         865,400.00       57,165.06         922,565.06      34,494,430.01          0
  132    25-Jun-14         844,549.73       57,624.86         902,174.59      33,649,880.28          0
  133    25-Jul-14         824,205.91       54,400.64         878,606.55      32,825,674.37          0
  134    25-Aug-14         804,356.04       54,837.11         859,193.15      32,021,318.34          0
  135    25-Sep-14         784,987.89       53,493.39         838,481.29      31,236,330.44          0
  136    25-Oct-14         766,089.59       50,498.73         816,588.33      30,470,240.85          0
  137    25-Nov-14         747,649.53       50,902.23         798,551.76      29,722,591.32          0
  138    25-Dec-14         729,656.39       48,051.52         777,707.92      28,992,934.93          0

  139    25-Jan-15         712,099.17       48,434.31         760,533.48      28,280,835.76          0
  140    25-Feb-15         694,967.12       47,244.71         742,211.83      27,585,868.63          0
  141    25-Mar-15         678,249.76       41,624.01         719,873.77      26,907,618.87          0
  142    25-Apr-15         661,936.89       44,950.67         706,887.56      26,245,681.99          0
  143    25-May-15         646,018.54       42,430.52         688,449.06      25,599,663.45          0
  144    25-Jun-15         630,485.01       42,765.66         673,250.67      24,969,178.44          0
  145    25-Jul-15         615,326.85       40,366.84         655,693.69      24,353,851.59          0
  146    25-Aug-15         600,534.83       40,684.46         641,219.29      23,753,316.76          0
  147    25-Sep-15         586,099.95       39,681.24         625,781.19      23,167,216.81          0
  148    25-Oct-15         572,013.45       37,453.67         609,467.12      22,595,203.36          0
  149    25-Nov-15         558,266.79       37,746.54         596,013.33      22,036,936.57          0
  150    25-Dec-15         544,851.62       35,626.38         580,478.00      21,492,084.95          0
  151    25-Jan-16         531,759.83       35,903.72         567,663.55      20,960,325.11          0
  152    25-Feb-16         518,983.49       35,015.39         553,998.88      20,441,341.62          0
  153    25-Mar-16         506,514.88       31,945.27         538,460.15      19,934,826.74          0
  154    25-Apr-16         494,346.46       33,302.24         527,648.70      19,440,480.28          0
  155    25-May-16         482,470.90       31,428.78         513,899.68      18,958,009.38          0
  156    25-Jun-16         470,881.04       31,670.41         502,551.44      18,487,128.34          0
  157    25-Jul-16         459,569.88       29,887.52         489,457.41      18,027,558.46          0
  158    25-Aug-16         579,076.87       30,116.04         609,192.91      17,448,481.59          0
  159    25-Sep-16         575,995.60       29,148.66         605,144.26      16,872,485.98          0
  160    25-Oct-16         562,159.84       27,277.19         589,437.03      16,310,326.14          0
  161    25-Nov-16         548,656.30       27,247.31         575,903.61      15,761,669.84          0
  162    25-Dec-16         535,476.88       25,481.37         560,958.25      15,226,192.96          0
  163    25-Jan-17         522,613.68       25,436.20         548,049.89      14,703,579.28          0
  164    25-Feb-17         510,059.02       24,563.15         534,622.16      14,193,520.26          0
  165    25-Mar-17         497,805.37       21,416.45         519,221.81      13,695,714.89          0
  166    25-Apr-17         485,845.42       22,879.45         508,724.87      13,209,869.48          0
  167    25-May-17         474,172.02       21,355.96         495,527.98      12,735,697.45          0
  168    25-Jun-17         462,778.22       21,275.69         484,053.91      12,272,919.23          0
  169    25-Jul-17         451,657.22       19,841.22         471,498.44      11,821,262.01          0
  170    25-Aug-17         440,802.41       19,748.07         460,550.48      11,380,459.61          0
  171    25-Sep-17         430,207.31       19,011.69         449,219.00      10,950,252.30          0
  172    25-Oct-17         419,865.64       17,702.91         437,568.55      10,530,386.65          0
  173    25-Nov-17         409,771.26       17,591.60         427,362.85      10,120,615.40          0
  174    25-Dec-17         399,918.16       16,361.66         416,279.82       9,720,697.23          0
  175    25-Jan-18         390,300.52       16,238.96         406,539.48       9,330,396.71          0
  176    25-Feb-18         380,912.63       15,586.95         396,499.57       8,949,484.09          0
  177    25-Mar-18         371,748.93       13,503.78         385,252.70       8,577,735.16          0
  178    25-Apr-18         362,804.00       14,329.58         377,133.58       8,214,931.16          0
  179    25-May-18       1,677,617.81       13,280.81       1,690,898.62       6,537,313.35          0
  180    25-Jun-18         951,116.64       10,920.95         962,037.58       5,586,196.71          0
  181    25-Jul-18         890,054.14        9,031.02         899,085.16       4,696,142.57          0
  182    25-Aug-18         259,665.72        7,845.17         267,510.89       4,436,476.84          0
  183    25-Sep-18         253,307.16        7,411.38         260,718.54       4,183,169.68          0
  184    25-Oct-18         247,105.08        6,762.79         253,867.87       3,936,064.60          0
  185    25-Nov-18         241,055.57        6,575.41         247,630.99       3,695,009.03          0
  186    25-Dec-18         235,154.83        5,973.60         241,128.43       3,459,854.20          0
  187    25-Jan-19         229,399.13        5,779.88         235,179.01       3,230,455.07          0

  188    25-Feb-19         223,784.86        5,396.65         229,181.52       3,006,670.20          0
  189    25-Mar-19         218,308.49        4,536.73         222,845.22       2,788,361.72          0
  190    25-Apr-19         212,966.58        4,658.11         217,624.69       2,575,395.14          0
  191    25-May-19         207,755.78        4,163.56         211,919.33       2,367,639.36          0
  192    25-Jun-19         202,672.82        3,955.27         206,628.09       2,164,966.54          0
  193    25-Jul-19         197,714.52        3,500.03         201,214.55       1,967,252.02          0
  194    25-Aug-19         192,877.78        3,286.40         196,164.18       1,774,374.24          0
  195    25-Sep-19         188,159.57        2,964.19         191,123.77       1,586,214.67          0
  196    25-Oct-19         183,556.95        2,564.38         186,121.33       1,402,657.71          0
  197    25-Nov-19         179,067.05        2,343.22         181,410.27       1,223,590.66          0
  198    25-Dec-19         174,687.06        1,978.14         176,665.19       1,048,903.61          0
  199    25-Jan-20         170,414.25        1,752.25         172,166.50         878,489.36          0
  200    25-Feb-20         166,245.96        1,467.57         167,713.53         712,243.40          0
  201    25-Mar-20         162,179.61        1,113.08         163,292.69         550,063.79          0
  202    25-Apr-20         158,212.66          918.91         159,131.57         391,851.13          0
  203    25-May-20         154,342.65          633.49         154,976.15         237,508.47          0
  204    25-Jun-20         150,567.18          396.77         150,963.96          86,941.29          0
  205    25-Jul-20          86,941.29          140.56          87,081.84                  0          0

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Accrued Interest   Interest Shortfall   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall
----------------   ------------------   ------------------------   -------------------   -------------------------
  53,044,241.39             0                                               0
              0             0                       0                       0                        0
   1,946,944.44             0                       0                       0                        0
   1,379,207.67             0                       0                       0                        0
   1,347,354.28             0                       0                       0                        0
   1,272,983.90             0                       0                       0                        0
   1,283,371.80             0                       0                       0                        0
   1,210,840.16             0                       0                       0                        0
   1,218,892.91             0                       0                       0                        0
   1,186,438.24             0                       0                       0                        0
   1,079,394.04             0                       0                       0                        0
   1,121,085.91             0                       0                       0                        0
   1,053,573.24             0                       0                       0                        0
   1,056,887.57             0                       0                       0                        0
     992,791.50             0                       0                       0                        0
     995,662.73             0                       0                       0                        0
     966,202.13             0                       0                       0                        0
     907,241.86             0                       0                       0                        0
     909,487.13             0                       0                       0                        0
     853,737.36             0                       0                       0                        0
     855,589.68             0                       0                       0                        0
     829,652.80             0                       0                       0                        0
     726,525.55             0                       0                       0                        0
     779,717.35             0                       0                       0                        0
     731,308.95             0                       0                       0                        0
     732,257.48             0                       0                       0                        0
     686,532.26             0                       0                       0                        0
     687,148.50             0                       0                       0                        0
     665,438.39             0                       0                       0                        0
     623,489.13             0                       0                       0                        0
     623,635.80             0                       0                       0                        0
     584,047.73             0                       0                       0                        0
     583,899.53             0                       0                       0                        0
     564,773.61             0                       0                       0                        0
     493,274.90             0                       0                       0                        0
     527,943.87             0                       0                       0                        0
     493,757.48             0                       0                       0                        0
     492,930.81             0                       0                       0                        0
     460,719.56             0                       0                       0                        0
     476,076.88             0                       0                       0                        0
     476,076.88             0                       0                       0                        0
     455,556.18             0                       0                       0                        0

     459,162.59             0                       0                       0                        0
     433,424.61             0                       0                       0                        0
     436,862.63             0                       0                       0                        0
     426,127.06             0                       0                       0                        0
     375,433.45             0                       0                       0                        0
     405,450.09             0                       0                       0                        0
     382,737.44             0                       0                       0                        0
     385,787.87             0                       0                       0                        0
     364,181.97             0                       0                       0                        0
     367,089.78             0                       0                       0                        0
     358,087.17             0                       0                       0                        0
     338,039.78             0                       0                       0                        0
     340,745.96             0                       0                       0                        0
     321,673.79             0                       0                       0                        0
     324,253.28             0                       0                       0                        0
     316,311.87             0                       0                       0                        0
     288,659.40             0                       0                       0                        0
     301,013.55             0                       0                       0                        0
     284,174.39             0                       0                       0                        0
     286,462.23             0                       0                       0                        0
     270,440.36             0                       0                       0                        0
     272,620.85             0                       0                       0                        0
     265,955.31             0                       0                       0                        0
     251,084.72             0                       0                       0                        0
     253,113.41             0                       0                       0                        0
     238,963.44             0                       0                       0                        0
     240,896.74             0                       0                       0                        0
     235,013.15             0                       0                       0                        0
     207,086.55             0                       0                       0                        0
     223,676.85             0                       0                       0                        0
     211,177.73             0                       0                       0                        0
     212,891.37             0                       0                       0                        0
     200,996.74             0                       0                       0                        0
     202,629.51             0                       0                       0                        0
     197,686.83             0                       0                       0                        0
     186,644.00             0                       0                       0                        0
     188,162.41             0                       0                       0                        0
     177,652.94             0                       0                       0                        0
     179,099.48             0                       0                       0                        0
     174,733.92             0                       0                       0                        0
     153,977.71             0                       0                       0                        0
     166,321.01             0                       0                       0                        0
     157,033.92             0                       0                       0                        0
     158,314.92             0                       0                       0                        0
     149,475.64             0                       0                       0                        0
     150,695.70             0                       0                       0                        0
     147,025.20             0                       0                       0                        0
     138,817.14             0                       0                       0                        0
     139,951.01             0                       0                       0                        0

     132,138.31             0                       0                       0                        0
     133,218.01             0                       0                       0                        0
     129,974.21             0                       0                       0                        0
     114,537.62             0                       0                       0                        0
     123,721.96             0                       0                       0                        0
     139,032.29             0                       0                       0                        0
     140,168.83             0                       0                       0                        0
     132,344.65             0                       0                       0                        0
     133,426.52             0                       0                       0                        0
     130,177.92             0                       0                       0                        0
     122,911.31             0                       0                       0                        0
     123,915.85             0                       0                       0                        0
     116,998.58             0                       0                       0                        0
     117,954.54             0                       0                       0                        0
     115,082.06             0                       0                       0                        0
     105,035.50             0                       0                       0                        0
     109,544.65             0                       0                       0                        0
     103,428.71             0                       0                       0                        0
     104,272.76             0                       0                       0                        0
      98,450.64             0                       0                       0                        0
      99,253.49             0                       0                       0                        0
      96,834.74             0                       0                       0                        0
      91,427.02             0                       0                       0                        0
      92,171.62             0                       0                       0                        0
      87,023.63             0                       0                       0                        0
      87,731.62             0                       0                       0                        0
      85,591.89             0                       0                       0                        0
      75,422.91             0                       0                       0                        0
      81,466.48             0                       0                       0                        0
      76,914.49             0                       0                       0                        0
      77,538.19             0                       0                       0                        0
      73,205.78             0                       0                       0                        0
      73,799.95             0                       0                       0                        0
      71,998.96             0                       0                       0                        0
      67,975.60             0                       0                       0                        0
      68,526.37             0                       0                       0                        0
      64,696.14             0                       0                       0                        0
      65,219.36             0                       0                       0                        0
      63,625.43             0                       0                       0                        0
      56,063.18             0                       0                       0                        0
      60,551.96             0                       0                       0                        0
      57,165.06             0                       0                       0                        0
      57,624.86             0                       0                       0                        0
      54,400.64             0                       0                       0                        0
      54,837.11             0                       0                       0                        0
      53,493.39             0                       0                       0                        0
      50,498.73             0                       0                       0                        0
      50,902.23             0                       0                       0                        0
      48,051.52             0                       0                       0                        0

      48,434.31             0                       0                       0                        0
      47,244.71             0                       0                       0                        0
      41,624.01             0                       0                       0                        0
      44,950.67             0                       0                       0                        0
      42,430.52             0                       0                       0                        0
      42,765.66             0                       0                       0                        0
      40,366.84             0                       0                       0                        0
      40,684.46             0                       0                       0                        0
      39,681.24             0                       0                       0                        0
      37,453.67             0                       0                       0                        0
      37,746.54             0                       0                       0                        0
      35,626.38             0                       0                       0                        0
      35,903.72             0                       0                       0                        0
      35,015.39             0                       0                       0                        0
      31,945.27             0                       0                       0                        0
      33,302.24             0                       0                       0                        0
      31,428.78             0                       0                       0                        0
      31,670.41             0                       0                       0                        0
      29,887.52             0                       0                       0                        0
      30,116.04             0                       0                       0                        0
      29,148.66             0                       0                       0                        0
      27,277.19             0                       0                       0                        0
      27,247.31             0                       0                       0                        0
      25,481.37             0                       0                       0                        0
      25,436.20             0                       0                       0                        0
      24,563.15             0                       0                       0                        0
      21,416.45             0                       0                       0                        0
      22,879.45             0                       0                       0                        0
      21,355.96             0                       0                       0                        0
      21,275.69             0                       0                       0                        0
      19,841.22             0                       0                       0                        0
      19,748.07             0                       0                       0                        0
      19,011.69             0                       0                       0                        0
      17,702.91             0                       0                       0                        0
      17,591.60             0                       0                       0                        0
      16,361.66             0                       0                       0                        0
      16,238.96             0                       0                       0                        0
      15,586.95             0                       0                       0                        0
      13,503.78             0                       0                       0                        0
      14,329.58             0                       0                       0                        0
      13,280.81             0                       0                       0                        0
      10,920.95             0                       0                       0                        0
       9,031.02             0                       0                       0                        0
       7,845.17             0                       0                       0                        0
       7,411.38             0                       0                       0                        0
       6,762.79             0                       0                       0                        0
       6,575.41             0                       0                       0                        0
       5,973.60             0                       0                       0                        0
       5,779.88             0                       0                       0                        0

       5,396.65             0                       0                       0                        0
       4,536.73             0                       0                       0                        0
       4,658.11             0                       0                       0                        0
       4,163.56             0                       0                       0                        0
       3,955.27             0                       0                       0                        0
       3,500.03             0                       0                       0                        0
       3,286.40             0                       0                       0                        0
       2,964.19             0                       0                       0                        0
       2,564.38             0                       0                       0                        0
       2,343.22             0                       0                       0                        0
       1,978.14             0                       0                       0                        0
       1,752.25             0                       0                       0                        0
       1,467.57             0                       0                       0                        0
       1,113.08             0                       0                       0                        0
         918.91             0                       0                       0                        0
         633.49             0                       0                       0                        0
         396.77             0                       0                       0                        0
         140.56             0                       0                       0                        0

Couponcap Shortfall Payback   Coupon
---------------------------   ------
              0
              0                   0
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63

              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63

              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94

              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94

              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94
              0                1.94

NovaStar_2003-2-Class A-1

100% PPC
To Call

Period      Date        Principal         Interest         Cash Flow           Balance        Princ Writedown
------   ---------   ----------------   -------------   ----------------   ----------------   ---------------
 Total               1,000,000,000.00   47,913,857.75   1,047,913,857.75                             0

    0    12-Jun-03                  0               0                  0   1,000,000,000.00          0
    1    25-Jul-03      17,386,183.24    1,946,944.44      19,333,127.69     982,613,816.76          0
    2    25-Aug-03      22,693,889.94    1,379,207.67      24,073,097.62     959,919,926.81          0
    3    25-Sep-03      22,753,865.51    1,347,354.28      24,101,219.79     937,166,061.30          0
    4    25-Oct-03      22,830,327.51    1,272,983.90      24,103,311.41     914,335,733.79          0
    5    25-Nov-03      22,919,666.51    1,283,371.80      24,203,038.31     891,416,067.28          0
    6    25-Dec-03      23,018,191.10    1,210,840.16      24,229,031.26     868,397,876.17          0
    7    25-Jan-04      23,122,263.12    1,218,892.91      24,341,156.03     845,275,613.05          0
    8    25-Feb-04      23,228,112.05    1,186,438.24      24,414,550.29     822,047,501.00          0
    9    25-Mar-04      23,332,028.12    1,079,394.04      24,411,422.16     798,715,472.88          0
   10    25-Apr-04      23,078,730.03    1,121,085.91      24,199,815.94     775,636,742.85          0
   11    25-May-04      22,659,251.63    1,053,573.24      23,712,824.87     752,977,491.22          0
   12    25-Jun-04      22,088,046.75    1,056,887.57      23,144,934.32     730,889,444.47          0
   13    25-Jul-04      21,531,472.70      992,791.50      22,524,264.20     709,357,971.77          0
   14    25-Aug-04      20,989,149.36      995,662.73      21,984,812.09     688,368,822.41          0
   15    25-Sep-04      20,460,706.58      966,202.13      21,426,908.71     667,908,115.82          0
   16    25-Oct-04      19,945,783.95      907,241.86      20,853,025.81     647,962,331.87          0
   17    25-Nov-04      19,444,030.52      909,487.13      20,353,517.64     628,518,301.35          0
   18    25-Dec-04      18,955,104.54      853,737.36      19,808,841.90     609,563,196.81          0
   19    25-Jan-05      18,478,673.27      855,589.68      19,334,262.95     591,084,523.54          0
   20    25-Feb-05      18,014,412.67      829,652.80      18,844,065.48     573,070,110.87          0
   21    25-Mar-05      17,562,007.23      726,525.55      18,288,532.78     555,508,103.64          0
   22    25-Apr-05      17,121,149.70      779,717.35      17,900,867.05     538,386,953.94          0
   23    25-May-05      16,691,540.89      731,308.95      17,422,849.84     521,695,413.05          0
   24    25-Jun-05      16,272,889.47      732,257.48      17,005,146.95     505,422,523.58          0
   25    25-Jul-05      15,864,911.73      686,532.26      16,551,443.99     489,557,611.84          0
   26    25-Aug-05      15,467,331.41      687,148.50      16,154,479.92     474,090,280.43          0
   27    25-Sep-05      15,079,879.49      665,438.39      15,745,317.87     459,010,400.94          0
   28    25-Oct-05      14,702,293.98      623,489.13      15,325,783.11     444,308,106.96          0
   29    25-Nov-05      14,334,319.77      623,635.80      14,957,955.56     429,973,787.19          0
   30    25-Dec-05      13,975,708.42      584,047.73      14,559,756.15     415,998,078.77          0
   31    25-Jan-06      13,626,218.00      583,899.53      14,210,117.52     402,371,860.77          0
   32    25-Feb-06      13,285,612.90      564,773.61      13,850,386.52     389,086,247.87          0
   33    25-Mar-06      12,953,663.70      493,274.90      13,446,938.60     376,132,584.17          0
   34    25-Apr-06      12,630,146.95      527,943.87      13,158,090.82     363,502,437.23          0
   35    25-May-06      12,314,845.05      493,757.48      12,808,602.53     351,187,592.18          0
   36    25-Jun-06      12,007,546.11      492,930.81      12,500,476.92     339,180,046.06          0
   37    25-Jul-06                  0      460,719.56         460,719.56     339,180,046.06          0
   38    25-Aug-06                  0      476,076.88         476,076.88     339,180,046.06          0
   39    25-Sep-06       3,801,263.03      476,076.88       4,277,339.91     335,378,783.04          0
   40    25-Oct-06       8,249,292.77      455,556.18       8,704,848.95     327,129,490.26          0

   41    25-Nov-06       8,043,884.58      459,162.59       8,503,047.16     319,085,605.69          0
   42    25-Dec-06       7,843,676.94      433,424.61       8,277,101.55     311,241,928.75          0
   43    25-Jan-07       7,648,536.05      436,862.63       8,085,398.68     303,593,392.70          0
   44    25-Feb-07       7,458,331.58      426,127.06       7,884,458.64     296,135,061.12          0
   45    25-Mar-07       7,272,936.59      375,433.45       7,648,370.04     288,862,124.53          0
   46    25-Apr-07       7,092,227.48      405,450.09       7,497,677.57     281,769,897.05          0
   47    25-May-07       6,916,083.84      382,737.44       7,298,821.28     274,853,813.21          0
   48    25-Jun-07       6,744,388.41      385,787.87       7,130,176.28     268,109,424.80          0
   49    25-Jul-07       6,577,026.99      364,181.97       6,941,208.96     261,532,397.81          0
   50    25-Aug-07       6,413,888.34      367,089.78       6,780,978.12     255,118,509.47          0
   51    25-Sep-07       6,254,864.14      358,087.17       6,612,951.31     248,863,645.33          0
   52    25-Oct-07       6,099,848.85      338,039.78       6,437,888.64     242,763,796.48          0
   53    25-Nov-07       5,948,739.71      340,745.96       6,289,485.68     236,815,056.77          0
   54    25-Dec-07       5,801,436.63      321,673.79       6,123,110.41     231,013,620.14          0
   55    25-Jan-08       5,657,842.09      324,253.28       5,982,095.37     225,355,778.05          0
   56    25-Feb-08       5,517,861.15      316,311.87       5,834,173.02     219,837,916.90          0
   57    25-Mar-08       5,381,401.30      288,659.40       5,670,060.70     214,456,515.60          0
   58    25-Apr-08       5,248,372.46      301,013.55       5,549,386.00     209,208,143.15          0
   59    25-May-08       5,118,686.86      284,174.39       5,402,861.26     204,089,456.28          0
   60    25-Jun-08       4,992,259.05      286,462.23       5,278,721.28     199,097,197.23          0
   61    25-Jul-08       4,869,005.75      270,440.36       5,139,446.11     194,228,191.48          0
   62    25-Aug-08       4,748,845.88      272,620.85       5,021,466.73     189,479,345.60          0
   63    25-Sep-08       4,631,700.44      265,955.31       4,897,655.76     184,847,645.15          0
   64    25-Oct-08       4,517,492.49      251,084.72       4,768,577.21     180,330,152.66          0
   65    25-Nov-08       4,406,147.07      253,113.41       4,659,260.48     175,924,005.59          0
   66    25-Dec-08       4,297,591.18      238,963.44       4,536,554.62     171,626,414.42          0
   67    25-Jan-09       4,191,753.69      240,896.74       4,432,650.44     167,434,660.72          0
   68    25-Feb-09       4,088,565.34      235,013.15       4,323,578.49     163,346,095.38          0
   69    25-Mar-09       3,987,958.64      207,086.55       4,195,045.19     159,358,136.74          0
   70    25-Apr-09       3,889,867.85      223,676.85       4,113,544.70     155,468,268.90          0
   71    25-May-09       3,794,228.93      211,177.73       4,005,406.66     151,674,039.97          0
   72    25-Jun-09       3,700,979.51      212,891.37       3,913,870.88     147,973,060.45          0
   73    25-Jul-09       3,610,058.82      200,996.74       3,811,055.56     144,363,001.64          0
   74    25-Aug-09       3,521,407.65      202,629.51       3,724,037.16     140,841,593.99          0
   75    25-Sep-09       3,434,968.35      197,686.83       3,632,655.17     137,406,625.64          0
   76    25-Oct-09       3,350,684.72      186,644.00       3,537,328.72     134,055,940.92          0
   77    25-Nov-09       3,268,502.05      188,162.41       3,456,664.45     130,787,438.88          0
   78    25-Dec-09       3,188,367.01      177,652.94       3,366,019.94     127,599,071.87          0
   79    25-Jan-10       3,110,227.66      179,099.48       3,289,327.13     124,488,844.21          0
   80    25-Feb-10       3,034,033.40      174,733.92       3,208,767.32     121,454,810.81          0
   81    25-Mar-10       2,959,734.93      153,977.71       3,113,712.64     118,495,075.88          0
   82    25-Apr-10       2,887,284.23      166,321.01       3,053,605.23     115,607,791.65          0
   83    25-May-10       2,816,634.50      157,033.92       2,973,668.42     112,791,157.15          0
   84    25-Jun-10       2,747,740.16      158,314.92       2,906,055.08     110,043,417.00          0
   85    25-Jul-10       2,680,556.79      149,475.64       2,830,032.43     107,362,860.20          0
   86    25-Aug-10       2,615,041.13      150,695.70       2,765,736.83     104,747,819.07          0
   87    25-Sep-10       2,551,151.02      147,025.20       2,698,176.22     102,196,668.05          0
   88    25-Oct-10       2,488,845.38      138,817.14       2,627,662.53      99,707,822.67          0
   89    25-Nov-10       2,428,084.21      139,951.01       2,568,035.22      97,279,738.46          0

   90    25-Dec-10       2,368,828.50      132,138.31       2,500,966.81      94,910,909.96          0
   91    25-Jan-11       2,311,040.28      133,218.01       2,444,258.29      92,599,869.68          0
   92    25-Feb-11       2,254,682.52      129,974.21       2,384,656.73      90,345,187.15          0
   93    25-Mar-11       2,199,719.18      114,537.62       2,314,256.80      88,145,467.98          0
   94    25-Apr-11      88,145,467.98      123,721.96      88,269,189.93                  0          0

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Accrued Interest   Interest Shortfall   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall
----------------   ------------------   ------------------------   -------------------   -------------------------
  47,913,857.75             0                                               0
              0             0                       0                       0                        0
   1,946,944.44             0                       0                       0                        0
   1,379,207.67             0                       0                       0                        0
   1,347,354.28             0                       0                       0                        0
   1,272,983.90             0                       0                       0                        0
   1,283,371.80             0                       0                       0                        0
   1,210,840.16             0                       0                       0                        0
   1,218,892.91             0                       0                       0                        0
   1,186,438.24             0                       0                       0                        0
   1,079,394.04             0                       0                       0                        0
   1,121,085.91             0                       0                       0                        0
   1,053,573.24             0                       0                       0                        0
   1,056,887.57             0                       0                       0                        0
     992,791.50             0                       0                       0                        0
     995,662.73             0                       0                       0                        0
     966,202.13             0                       0                       0                        0
     907,241.86             0                       0                       0                        0
     909,487.13             0                       0                       0                        0
     853,737.36             0                       0                       0                        0
     855,589.68             0                       0                       0                        0
     829,652.80             0                       0                       0                        0
     726,525.55             0                       0                       0                        0
     779,717.35             0                       0                       0                        0
     731,308.95             0                       0                       0                        0
     732,257.48             0                       0                       0                        0
     686,532.26             0                       0                       0                        0
     687,148.50             0                       0                       0                        0
     665,438.39             0                       0                       0                        0
     623,489.13             0                       0                       0                        0
     623,635.80             0                       0                       0                        0
     584,047.73             0                       0                       0                        0
     583,899.53             0                       0                       0                        0
     564,773.61             0                       0                       0                        0
     493,274.90             0                       0                       0                        0
     527,943.87             0                       0                       0                        0
     493,757.48             0                       0                       0                        0
     492,930.81             0                       0                       0                        0
     460,719.56             0                       0                       0                        0
     476,076.88             0                       0                       0                        0
     476,076.88             0                       0                       0                        0
     455,556.18             0                       0                       0                        0

     459,162.59             0                       0                       0                        0
     433,424.61             0                       0                       0                        0
     436,862.63             0                       0                       0                        0
     426,127.06             0                       0                       0                        0
     375,433.45             0                       0                       0                        0
     405,450.09             0                       0                       0                        0
     382,737.44             0                       0                       0                        0
     385,787.87             0                       0                       0                        0
     364,181.97             0                       0                       0                        0
     367,089.78             0                       0                       0                        0
     358,087.17             0                       0                       0                        0
     338,039.78             0                       0                       0                        0
     340,745.96             0                       0                       0                        0
     321,673.79             0                       0                       0                        0
     324,253.28             0                       0                       0                        0
     316,311.87             0                       0                       0                        0
     288,659.40             0                       0                       0                        0
     301,013.55             0                       0                       0                        0
     284,174.39             0                       0                       0                        0
     286,462.23             0                       0                       0                        0
     270,440.36             0                       0                       0                        0
     272,620.85             0                       0                       0                        0
     265,955.31             0                       0                       0                        0
     251,084.72             0                       0                       0                        0
     253,113.41             0                       0                       0                        0
     238,963.44             0                       0                       0                        0
     240,896.74             0                       0                       0                        0
     235,013.15             0                       0                       0                        0
     207,086.55             0                       0                       0                        0
     223,676.85             0                       0                       0                        0
     211,177.73             0                       0                       0                        0
     212,891.37             0                       0                       0                        0
     200,996.74             0                       0                       0                        0
     202,629.51             0                       0                       0                        0
     197,686.83             0                       0                       0                        0
     186,644.00             0                       0                       0                        0
     188,162.41             0                       0                       0                        0
     177,652.94             0                       0                       0                        0
     179,099.48             0                       0                       0                        0
     174,733.92             0                       0                       0                        0
     153,977.71             0                       0                       0                        0
     166,321.01             0                       0                       0                        0
     157,033.92             0                       0                       0                        0
     158,314.92             0                       0                       0                        0
     149,475.64             0                       0                       0                        0
     150,695.70             0                       0                       0                        0
     147,025.20             0                       0                       0                        0
     138,817.14             0                       0                       0                        0
     139,951.01             0                       0                       0                        0

     132,138.31             0                       0                       0                        0
     133,218.01             0                       0                       0                        0
     129,974.21             0                       0                       0                        0
     114,537.62             0                       0                       0                        0
     123,721.96             0                       0                       0                        0

Couponcap Shortfall Payback   Coupon
---------------------------   ------
              0

              0                   0
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63

              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63

              0                1.63
              0                1.63
              0                1.63
              0                1.63
              0                1.63

             NovaStar 2003-2 Debt-to-Income Ratio - Fixed Rate Loans

-------------------------------------------------------
                                             Percent of
                               Aggregate      Aggregate
                  Number       Principal      Principal
DTI Ratio        of Loans       Balance        Balance
-------------------------------------------------------
* 0.00               275     35,211,283.61      14.03
-------------------------------------------------------
10.01 to 15.00        15      1,032,720.07       0.41
-------------------------------------------------------
15.01 to 20.00        56      6,046,169.34       2.41
-------------------------------------------------------
20.01 to 25.00       130     11,848,895.37       4.72
-------------------------------------------------------
25.01 to 30.00       178     18,629,466.44       7.42
-------------------------------------------------------
30.01 to 35.00       248     27,909,093.64      11.12
-------------------------------------------------------
35.01 to 40.00       298     38,068,628.88      15.17
-------------------------------------------------------
40.01 to 45.00       378     48,693,954.15      19.40
-------------------------------------------------------
45.01 to 50.00       427     58,207,081.50      23.19
-------------------------------------------------------
50.01 to 55.00        40      4,722,620.15       1.88
-------------------------------------------------------
55.01 to 60.00         2        586,491.16       0.23
-------------------------------------------------------
Total:             2,047    250,956,404.31     100.00
-------------------------------------------------------

* Less than or equal to
NZ Minimum: 10.64
Maximum: 56.68
NZ Weighted Average: 38.93

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

          NovaStar 2003-2 Debt-to-Income Ratio - Adjustable Rate Loans

-------------------------------------------------------
                                             Percent of
                               Aggregate      Aggregate
                  Number       Principal      Principal
DTI Ratio        of Loans       Balance        Balance
-------------------------------------------------------
* 0.00               255     44,279,648.01       8.52
-------------------------------------------------------
 0.01 to  5.00         3        778,480.33       0.15
-------------------------------------------------------
 5.01 to 10.00         5        409,570.58       0.08
-------------------------------------------------------
10.01 to 15.00        19      2,169,437.40       0.42
-------------------------------------------------------
15.01 to 20.00        49      5,225,574.96       1.01
-------------------------------------------------------
20.01 to 25.00       139     17,770,893.87       3.42
-------------------------------------------------------
25.01 to 30.00       241     33,274,284.67       6.40
-------------------------------------------------------
30.01 to 35.00       415     57,676,008.01      11.09
-------------------------------------------------------
35.01 to 40.00       537     84,807,492.97      16.31
-------------------------------------------------------
40.01 to 45.00       670    106,893,168.30      20.56
-------------------------------------------------------
45.01 to 50.00       885    147,291,434.96      28.33
-------------------------------------------------------
50.01 to 55.00       107     18,317,121.59       3.52
-------------------------------------------------------
55.01 to 60.00         3        611,289.34       0.12
-------------------------------------------------------
60.01 to 65.00         2        249,878.25       0.05
-------------------------------------------------------
70.01 to 75.00         1        146,553.56       0.03
-------------------------------------------------------
Total:             3,331    519,900,836.80     100.00
-------------------------------------------------------

* Less than or equal to
NZ Minimum: 2.13
Maximum: 73.44
NZ Weighted Average: 40.25

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                    NovaStar 2003-2 Documentation Type Detail

--------------------------------------------------------------------------------------------------
                                                              Percent of
                                                Aggregate     Aggregate     Weighted     Weighted
                                   Number       Principal     Principal     Average       Average
Documentation Type                of Loans       Balance       Balance     CLTV Ratio   FICO Score
--------------------------------------------------------------------------------------------------
Full                                2,891    388,264,403.12      50.37        82.23        617
--------------------------------------------------------------------------------------------------
Stated Income                       1,813    280,754,353.96      36.42        77.31        657
--------------------------------------------------------------------------------------------------
No Documentation                      409     58,587,285.12       7.60        78.83        700
--------------------------------------------------------------------------------------------------
No Income/No Asset Verification       128     21,804,967.05       2.83        85.24        674
--------------------------------------------------------------------------------------------------
Limited Documentation                 137     21,446,231.86       2.78        79.85        602
--------------------------------------------------------------------------------------------------
Total:                              5,378    770,857,241.11     100.00        80.20        639
--------------------------------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Class M-2

with Forward Libor failing triggers to Maturity

2003-2

---------------------------------------------------------------------------------------------
Scenario                     9.00% Cum Defaults   12.50% Cum Defaults     25.80% Cum Defaults
---------------------------------------------------------------------------------------------
CPR (PPC-all in)                            35%                    35%                     35%
Severity, with 12 Mo. Lag                   30%                    30%                     30%
LIBOR                                  Forward                Forward                 Forward
Servicer Advances                          100%                   100%                    100%
Default Distribution               As Provided            As Provided             As Provided
WAL                                       6.92                   7.23                    9.72
Mod Durn                                  5.96                   6.18                    7.72
Principal Writedown                  0.00(0.00%)            0.00(0.00%)         3,654.37(0.01%)
Total Collat Loss           40,476,099.99(2.70%)   56,216,805.61(3.75%)   115,429,412.98(7.70%)
---------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Break CDR Analysis

with Forward Libor failing triggers

---------------------------------------------------------------------------------------------------------------------
Scenario                         Class M-2               Class M-3              Class B-1              Class B-2
---------------------------------------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                          100%                   100%                   100%                   100%
Severity, with 12 Mo. Lag                     38%                    38%                    38%                    38%
LIBOR                                    Forward                Forward                Forward                Forward
Servicer Advances                            100%                   100%                   100%                   100%
CDR Break-Even                              9.81                   8.62                   7.60                   6.46
WAL                                        10.92                  14.38                  14.80                  15.23
Mod Durn                                    8.34                   9.78                   9.45                   9.10
Principal Writedown                2,558.17(0.00%)            0.00(0.00%)       11,251.68(0.08%)            0.00(0.00%)
Total Collat Loss           150,591,898.50(10.04%)  135,951,517.31(9.06%)  122,756,539.30(8.18%)  107,325,946.35(7.16%)
---------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Excess Interest Schedule

run at 100% PPC to maturity
failing triggers

Period   Forward Libor
------   -------------
    1         1.90%
    2         3.97%
    3         3.97%
    4         4.10%
    5         3.99%
    6         4.13%
    7         3.96%
    8         3.92%
    9         4.27%
   10         3.87%
   11         4.00%
   12         3.84%
   13         3.97%
   14         3.77%
   15         3.74%
   16         3.83%
   17         3.66%
   18         3.78%
   19         3.61%
   20         3.59%
   21         4.03%
   22         3.45%
   23         3.54%
   24         3.44%
   25         3.80%
   26         3.69%
   27         3.68%
   28         3.77%
   29         3.59%
   30         3.81%
   31         3.68%
   32         3.67%
   33         4.25%
   34         3.42%
   35         3.57%
   36         3.25%
   37         3.57%
   38         3.28%
   39         3.27%
   40         3.30%
   41         3.08%
   42         3.30%
   43         3.13%
   44         3.07%
   45         3.85%

   46         2.86%
   47         3.15%
   48         2.87%
   49         3.20%
   50         2.89%
   51         2.90%
   52         2.94%
   53         2.75%
   54         2.95%
   55         2.79%
   56         2.71%
   57         3.25%
   58         2.51%
   59         2.82%
   60         2.51%
   61         2.85%
   62         2.52%
   63         2.53%
   64         2.56%
   65         2.37%
   66         2.57%
   67         2.40%
   68         2.32%
   69         3.18%
   70         2.13%
   71         2.48%
   72         2.15%
   73         2.50%
   74         2.16%
   75         2.21%
   76         2.24%
   77         2.08%
   78         2.26%
   79         2.09%
   80         2.01%
   81         2.89%
   82         1.83%
   83         2.18%
   84         1.84%
   85         2.19%
   86         1.84%
   87         1.89%
   88         1.91%
   89         1.76%
   90         1.94%
   91         1.79%
   92         1.71%
   93         2.60%
   94         1.53%
   95         1.90%
   96         0.69%
   97         1.04%

   98         0.69%
   99         0.73%
  100         0.75%
  101         0.58%
  102         0.75%
  103         0.58%
  104         0.48%
  105         1.06%
  106         0.28%
  107         0.67%
  108         0.36%
  109         0.75%
  110         0.43%
  111         0.51%
  112         0.56%
  113         0.44%
  114         0.65%
  115         0.51%
  116         0.45%
  117         1.37%
  118         0.32%
  119         0.71%
  120         0.41%
  121         0.79%
  122         0.47%
  123         0.55%
  124         0.62%
  125         0.49%
  126         0.71%
  127         0.58%
  128         0.53%
  129         1.46%
  130         0.45%
  131         0.86%
  132         0.58%
  133         0.98%
  134         0.70%
  135         0.81%
  136         0.93%
  137         0.83%
  138         1.07%
  139         0.96%
  140         0.94%
  141         1.88%
  142         0.94%
  143         1.38%
  144         1.16%
  145         1.61%
  146         1.38%
  147         1.53%
  148         1.72%
  149         1.65%

  150         1.98%
  151         1.91%
  152         1.97%
  153         2.68%
  154         2.11%
  155         2.58%
  156         2.41%
  157         2.89%
  158         2.76%
  159         2.98%
  160         3.30%
  161         3.30%
  162         3.70%
  163         3.69%
  164         3.85%
  165         4.92%
  166         4.21%
  167         4.74%
  168         4.66%
  169         5.18%
  170         5.12%
  171         5.38%
  172         5.82%
  173         5.85%
  174         6.34%
  175         6.36%
  176         6.61%
  177         7.71%
  178         7.16%
  179         7.71%
  180         7.66%
  181         7.94%
  182         7.71%
  183         7.70%
  184         7.95%
  185         7.69%
  186         7.93%
  187         7.67%
  188         7.66%
  189         8.47%
  190         7.64%
  191         7.89%
  192         7.62%
  193         7.87%
  194         7.61%
  195         7.60%
  196         7.85%
  197         7.59%
  198         7.83%
  199         7.57%
  200         7.56%
  201         8.07%

  202         7.55%
  203         7.79%
  204         7.53%
  205         7.77%
  206         7.51%
  207         7.51%
  208         7.75%
  209         7.49%
  210         7.74%
  211         7.48%
  212         7.47%
  213         8.27%
  214         7.46%
  215         7.70%
  216         7.45%
  217         7.69%
  218         7.43%
  219         7.43%
  220         7.67%
  221         7.41%
  222         7.66%
  223         7.41%
  224         7.40%
  225         8.19%
  226         7.39%
  227         7.63%
  228         7.38%
  229         7.62%
  230         7.37%
  231         7.36%
  232         7.60%
  233         7.35%
  234         7.59%
  235         7.35%
  236         7.34%
  237         8.12%
  238         7.33%
  239         7.57%
  240         7.31%
  241         7.54%
  242         7.29%
  243         7.28%
  244         7.52%
  245         7.27%
  246         7.49%
  247         7.23%
  248         7.22%
  249         7.71%
  250         7.21%
  251         7.44%
  252         7.18%
  253         7.40%

  254         7.15%
  255         7.15%
  256         7.38%
  257         7.13%
  258         7.35%
  259         7.10%
  260         7.09%
  261         7.84%
  262         7.08%
  263         7.31%
  264         7.05%
  265         7.27%
  266         7.03%
  267         7.02%
  268         7.25%
  269         7.01%
  270         7.23%
  271         6.98%
  272         6.97%
  273         7.71%
  274         6.96%
  275         7.18%
  276         6.93%
  277         7.15%
  278         6.91%
  279         6.90%
  280         7.13%
  281         6.89%
  282         7.11%
  283         6.87%
  284         6.85%
  285         7.58%
  286         6.84%
  287         7.07%
  288         6.82%
  289         7.04%
  290         6.80%
  291         6.80%
  292         7.02%
  293         6.79%
  294         7.00%
  295         6.76%
  296         6.75%
  297         7.21%
  298         6.74%
  299         6.96%
  300         6.73%
  301         6.94%
  302         6.71%
  303         6.70%
  304         6.92%
  305         6.69%

  306         6.90%
  307         6.67%
  308         6.66%
  309         7.37%
  310         6.65%
  311         6.87%
  312         6.64%
  313         6.85%
  314         6.62%
  315         6.62%
  316         6.83%
  317         6.61%
  318         6.82%
  319        -0.01%
  320         6.58%
  321         7.28%
  322         6.57%
  323         6.79%
  324         6.56%
  325         6.77%
  326         6.55%
  327         6.54%
  328         6.76%
  329         6.54%
  330         6.75%
  331         6.52%
  332         6.51%
  333         7.21%
  334         6.51%
  335         6.72%
  336         6.50%
  337         6.71%
  338         6.48%
  339         6.48%
  340         6.69%
  341         6.47%
  342         6.68%
  343         6.46%
  344         6.46%
  345         6.90%
  346         6.45%
  347         6.66%
  348         6.44%
  349         6.65%
  350         6.43%
  351         6.43%
  352         6.64%
  353         6.42%
  354         6.63%
  355         6.42%
  356         6.41%
  357         7.10%

  358         6.41%
  359         6.62%
  360         6.42%
  361         6.60%

                           [LOGO] Wachovia Securities

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Class B-1

with Forward Libor failing triggers

----------------------------------------------------------------------
Scenario                          To Call              To Maturity
----------------------------------------------------------------------
CPR (PPC-Voluntary)                         100%                   100%
Severity, with 12 Mo. Lag                    35%                    35%
LIBOR                                   Forward                Forward
Servicer Advances                           100%                   100%
CDR Break-Even                             8.40                   7.13
WAL                                        6.37                  14.99
Mod Durn                                   5.19                   9.08
Principal Writedown               8,437.86(0.06%)            0.00(0.00%)
Total Collat Loss           106,874,031.32(7.12%)  107,260,080.85(7.15%)
----------------------------------------------------------------------

                           [LOGO] Wachovia Securities

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Excess Interest Schedule

run at 100% PPC to call

Period   Forward Libor   Forward Libor + 200 bps
------   -------------   -----------------------
   1         2.57%                1.90%
   2         3.95%                3.14%
   3         3.96%                3.17%
   4         4.12%                3.31%
   5         3.91%                3.23%
   6         4.13%                3.39%
   7         3.93%                3.27%
   8         3.94%                3.25%
   9         4.22%                3.63%
  10         3.91%                3.25%
  11         3.98%                3.44%
  12         3.83%                3.28%
  13         3.94%                3.46%
  14         3.77%                3.31%
  15         3.74%                3.34%
  16         3.87%                3.49%
  17         3.68%                3.37%
  18         3.82%                3.53%
  19         3.65%                3.41%
  20         3.63%                3.44%
  21         4.11%                3.69%
  22         3.62%                2.93%
  23         3.72%                2.82%
  24         3.65%                2.88%
  25         3.87%                3.55%
  26         3.76%                3.65%
  27         3.67%                3.62%
  28         3.82%                3.74%
  29         3.51%                3.52%
  30         3.82%                3.82%
  31         3.65%                3.69%
  32         3.70%                3.71%
  33         4.22%                4.20%
  34         3.51%                3.04%
  35         3.51%                3.00%
  36         3.31%                2.38%
  37         3.52%                2.75%
  38         3.38%                2.47%
  39         3.30%                2.48%
  40         3.54%                2.57%
  41         3.12%                2.33%
  42         3.47%                2.60%
  43         3.19%                2.40%
  44         3.25%                2.35%
  45         3.94%                3.25%

  46         3.17%                2.16%
  47         3.22%                2.48%
  48         3.09%                2.17%
  49         3.29%                2.54%
  50         3.12%                2.19%
  51         3.02%                2.21%
  52         3.29%                2.29%
  53         2.84%                2.06%
  54         3.21%                2.30%
  55         2.91%                2.10%
  56         2.99%                2.04%
  57         3.41%                2.65%
  58         2.91%                1.84%
  59         2.95%                2.19%
  60         2.83%                1.86%
  61         3.02%                2.23%
  62         2.85%                1.87%
  63         2.75%                1.90%
  64         3.03%                1.96%
  65         2.55%                1.75%
  66         2.94%                1.98%
  67         2.62%                1.79%
  68         2.72%                1.72%
  69         3.45%                2.70%
  70         2.67%                1.55%
  71         2.71%                1.94%
  72         2.59%                1.59%
  73         2.79%                1.99%
  74         2.64%                1.63%
  75         2.56%                1.69%
  76         2.88%                1.77%
  77         2.41%                1.59%
  78         2.80%                1.82%
  79         2.48%                1.65%
  80         2.59%                1.58%
  81         3.35%                2.58%
  82         2.59%                1.43%
  83         2.63%                1.85%
  84         2.52%                1.49%
  85         2.71%                1.91%
  86         2.57%                1.55%
  87         2.50%                1.62%
  88         2.83%                1.69%
  89         2.36%                1.53%
  90         2.76%                1.76%
  91         2.44%                1.59%
  92         2.56%                1.52%
  93         3.31%                2.53%
  94         2.55%                1.36%
  95         2.58%                1.78%

                                                      [LOGO] Wachovia Securities

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Class M-1

To Maturity - M-1 - Forward LIBOR

------------------------------------------------------------------------------------
Scenario                        1               2             3              4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                           Forward        Forward        Forward        Forward
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                    13.77          14.95          16.20          17.52
WAL                               13.84          10.95           8.95           7.50
Mod Durn                          10.52           8.91           7.64           6.62
Principal Writedown         112.42(0.00%)  106.64(0.00%)  106.63(0.00%)  107.71(0.00%)
Total Collat Loss                 17.68%         15.07%         13.33%         12.09%
------------------------------------------------------------------------------------

To Maturity - M-1 - LIBOR Ramp

------------------------------------------------------------------------------------
Scenario                        1               2             3              4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                              Ramp           Ramp           Ramp           Ramp
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                    10.74          11.72          12.92          14.31
WAL                               15.44          12.07           9.71           8.01
Mod Durn                          10.21           8.73           7.51           6.50
Principal Writedown         105.72(0.00%)  107.97(0.00%)  109.95(0.00%)  107.28(0.00%)
Total Collat Loss                 15.36%         12.89%         11.39%         10.41%
------------------------------------------------------------------------------------

                                                      [LOGO] Wachovia Securities

--------------------------------------------------------------------------------------
     5               6              7              8               9             10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
    Forward        Forward        Forward        Forward        Forward        Forward
        100%           100%           100%           100%           100%           100%
      18.93          29.46          31.60          33.82          36.15          38.62
       6.40           8.90           7.46           6.38           5.54           4.88
       5.79           7.61           6.59           5.78           5.11           4.56
106.29(0.00%)  103.05(0.00%)  103.17(0.00%)  101.88(0.00%)  101.70(0.00%)  102.69(0.00%)
      11.16%         14.20%         12.83%         11.81%         11.04%         10.43%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     5               6              7              8               9            10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
       Ramp           Ramp           Ramp           Ramp           Ramp           Ramp
        100%           100%           100%           100%           100%           100%
      15.88          22.30          24.48          26.98          29.74          32.76
       6.74          10.81           8.75           7.26           6.14           5.28
       5.69           8.10           6.96           6.03           5.28           4.66
110.02(0.00%)  103.11(0.00%)  102.14(0.00%)  104.55(0.00%)  104.19(0.00%)  103.29(0.00%)
       9.75%         12.77%         11.38%         10.47%          9.84%          9.40%
--------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Class M-2

To Maturity - M-2 - Forward LIBOR

------------------------------------------------------------------------------------
     Scenario                   1              2              3              4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                           Forward        Forward        Forward        Forward
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                    10.01          10.40          10.87          11.34
WAL                               16.32          13.02          10.66           8.91
Mod Durn                          10.85           9.44           8.23           7.22
Principal Writedown         110.25(0.00%)  20,590(0.04%)  39,925(0.08%)  11,479(0.02%)
Total Collat Loss                 14.67%         11.84%         10.00%          8.68%
------------------------------------------------------------------------------------

To Maturity - M-2 - LIBOR Ramp

------------------------------------------------------------------------------------
     Scenario                   1              2              3               4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                              Ramp           Ramp           Ramp           Ramp
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                     7.46           7.65           8.03           8.57
WAL                               17.91          14.23          11.51           9.50
Mod Durn                          10.28           9.08           7.98           7.02
Principal Writedown         115.10(0.00%)  113.83(0.00%)  104.78(0.00%)  111.65(0.00%)
Total Collat Loss                 12.10%          9.46%          7.90%          6.90%
------------------------------------------------------------------------------------

                                                      [LOGO] Wachovia Securities

--------------------------------------------------------------------------------------
     5              6              7              8              9              10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
    Forward        Forward        Forward        Forward        Forward        Forward
        100%           100%           100%           100%           100%           100%
      11.85          19.44          20.15          20.88          21.65          22.52
       7.59          12.15          10.08           8.54           7.35           6.41
       6.37           9.03           7.92           7.00           6.22           5.56
33,081(0.06%)  107.27(0.00%)  103.34(0.00%)  102.42(0.00%)  105.34(0.00%)  102.14(0.00%)
       7.69%         12.01%         10.27%          8.99%          8.01%          7.26%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     5              6              7              8              9              10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
       Ramp           Ramp           Ramp           Ramp           Ramp           Ramp
        100%           100%           100%           100%           100%           100%
       9.22          14.00          14.51          15.31          16.35          17.54
       7.98          14.46          11.73           9.69           8.15           6.95
       6.21           9.16           8.08           7.12           6.30            5.6
107.66(0.00%)  105.98(0.00%)  106.45(0.00%)  103.02(0.00%)  104.60(0.00%)  102.30(0.00%)
       6.22%         10.22%          8.47%          7.34%          6.57%          6.02%
--------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Class M-3

To Maturity - M-3 - Forward LIBOR

------------------------------------------------------------------------------------
Scenario                         1              2              3              4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                           Forward        Forward        Forward        Forward
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                     9.16           9.32           9.53           9.78
WAL                               20.97          16.89          14.08          11.87
Mod Durn                          12.04          10.78           9.70           8.69
Principal Writedown         120.65(0.00%)  120.04(0.00%)  111.34(0.00%)  111.67(0.00%)
Total Collat Loss                 13.86%         10.95%          9.04%          7.70%
------------------------------------------------------------------------------------

To Maturity - M-3 - LIBOR Ramp

------------------------------------------------------------------------------------
Scenario                         1              2              3              4
------------------------------------------------------------------------------------
CPR (PPC)                            50%            75%           100%           125%
Severity, with 12 Mo. Lag            35%            35%            35%            35%
LIBOR                              Ramp           Ramp           Ramp           Ramp
Servicer Advances                   100%           100%           100%           100%
CDR Break-Even                     6.65           6.65           6.82           7.11
WAL                               22.91          18.29          15.12          12.64
Mod Durn                          11.17          10.12           9.21           8.34
Principal Writedown         124.27(0.00%)  118.02(0.00%)  111.57(0.00%)  108.24(0.00%)
Total Collat Loss                 11.15%          8.48%          6.90%          5.89%
------------------------------------------------------------------------------------

                                                      [LOGO] Wachovia Securities

--------------------------------------------------------------------------------------
     5              6              7              8              9             10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
    Forward        Forward        Forward        Forward        Forward        Forward
        100%           100%           100%           100%           100%           100%
      10.05          17.26          17.55          17.92          18.31          18.73
      10.14          16.30          13.68          11.62          10.01       8.725251
       7.80          10.56           9.52           8.57           7.73           6.98
112.10(0.00%)  108.66(0.00%)  103.07(0.00%)  104.87(0.00%)  104.70(0.00%)  102.10(0.00%)
       6.69%         11.36%          9.49%          8.15%          7.13%          6.33%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     5              6              7              8              9             10
--------------------------------------------------------------------------------------
        150%            50%            75%           100%           125%           150%
         35%            20%            20%            20%            20%            20%
       Ramp           Ramp           Ramp           Ramp           Ramp           Ramp
        100%           100%           100%           100%           100%           100%
       7.52          12.18          12.32          12.68          13.27          14.06
      10.68          19.09          15.72          13.15          11.11           9.49
       7.52          10.33           9.39           8.52           7.70           6.95
111.11(0.00%)  110.19(0.00%)  108.21(0.00%)  104.00(0.00%)  103.45(0.00%)  104.62(0.00%)
       5.20%          9.46%          7.62%          6.42%          5.61%          5.06%
--------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Class B-1

To Maturity - B-1 - Forward LIBOR

----------------------------------------------------------------------------------------
Scenario                          1                2                3              4
----------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                    50%              75%             100%         125%
Severity, with 12 Mo. Lag              35%              35%              35%          35%
LIBOR                             Forward          Forward          Forward      Forward
Servicer Advances                     100%             100%             100%         100%
CDR Break-Even                       8.13             8.42             8.41         8.38
WAL                                 21.75            17.32            14.50        12.26
Mod Durn                            11.41            10.31             9.41         8.52
Principal Writedown         8,941.48(0.06%)  8,418.73(0.06%)  8,605.42(0.06%)  0.00(0.00%)
Total Collat Loss                   12.80%           10.16%            8.18%        6.76%
----------------------------------------------------------------------------------------

To Maturity - B-1 - LIBOR Ramp

---------------------------------------------------------------------------------------
Scenario                        1             2               3                 4
---------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                50%            75%              100%             125%
Severity, with 12 Mo. Lag          35%            35%               35%              35%
LIBOR                            Ramp           Ramp              Ramp             Ramp
Servicer Advances                 100%           100%              100%             100%
CDR Break-Even                   6.09           5.81              5.73             5.79
WAL                             23.34          18.80             15.57            13.05
Mod Durn                        10.48           9.70              8.95             8.19
Principal Writedown         0.00(0.00%)  218.12(0.00%)  10,992.60(0.07%)  6,615.96(0.04%)
Total Collat Loss               10.47%          7.62%             5.96%            4.92%
---------------------------------------------------------------------------------------

                                                      [LOGO] Wachovia Securities

----------------------------------------------------------------------------------------------
      5                6                7              8              9               10
----------------------------------------------------------------------------------------------
          150%              50%              75%         100%             125%             150%
           35%              20%              20%          20%              20%              20%
      Forward          Forward          Forward      Forward          Forward          Forward
          100%             100%             100%         100%             100%             100%
         8.38            15.61            15.48        15.37            15.32            15.33
        10.50            17.10            14.44        12.33            10.64         9.269874
         7.71            10.24             9.37         8.54             7.77            7.066
7,069.18(0.05%)  3,516.16(0.02%)  2,039.35(0.01%)  0.00(0.00%)  3,437.65(0.02%)  2,538.39(0.02%)
         5.72%           10.80%            8.80%        7.35%            6.26%            5.42%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    5            6            7             8               9             10
--------------------------------------------------------------------------------
      150%          50%          75%           100%             125%         150%
       35%          20%          20%            20%              20%          20%
     Ramp         Ramp         Ramp           Ramp             Ramp         Ramp
      100%         100%         100%           100%             100%         100%
     5.95        10.80        10.48          10.44            10.59        10.87
    11.04        20.02        16.52          13.90            11.77        10.07
     7.45         9.91         9.17           8.44             7.71        7.022
0.00(0.00%)  0.00(0.00%)  0.00(0.00%)  633.73(0.00%)  3,205.18(0.02%)  0.00(0.00%)
     4.22%        8.80%        6.82%          5.55%            4.70%        4.09%
--------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

 1    1.3   1.24   1.12
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 6    1.3   1.24   1.12
 7    1.3   1.24   1.12
 8    1.3   1.24   1.12
 9   1.55   1.49   1.37
10    1.8   1.74   1.62
11   2.05   1.99   1.87
12    2.3   2.24   2.12
13   2.55   2.49   2.37
14    2.8   2.74   2.62
15   3.05   2.99   2.87
16    3.3   3.24   3.12
17   3.55   3.49   3.37
18    3.8   3.74   3.62
19   4.05   3.99   3.87
20    4.3   4.24   4.12
21   4.55   4.49   4.37
22    4.8   4.74   4.62
23   5.05   4.99   4.87
24    5.3   5.24   5.12
25   5.55   5.49   5.37
26    5.8   5.74   5.62
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      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62

      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62
      5.8   5.74   5.62

                         NovaStar 2003-2 Aggregate Pool

-----------------------------------------------------------------
                                                       Percent of
                                        Aggregate       Aggregate
                            Number      Principal       Principal
Prepayment Term (Months)   of Loans      Balance         Balance
-----------------------------------------------------------------
0                           1,205     162,328,963.30      21.06
-----------------------------------------------------------------
12                             19       3,528,748.42       0.46
-----------------------------------------------------------------
24                          1,955     300,447,036.92      38.98
-----------------------------------------------------------------
36                            849     125,216,732.78      16.24
-----------------------------------------------------------------
60                          1,350     179,335,759.69      23.26
-----------------------------------------------------------------
Total:                      5,378     770,857,241.11     100.00
-----------------------------------------------------------------

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